SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

MECHANICAL TECHNOLOGY INCORPORATED
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.
  Title of each class of securities to which transaction applies:

  ____________________________________________________________________

  Aggregate number of securities to which transaction applies:

  ____________________________________________________________________

  Per unit price or other underlying value of transaction computed pursuant to

  Exchange Act Rule 0-11:

  ____________________________________________________________________

  Proposed maximum aggregate value of transaction:

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  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  Amount Previously Paid:

  ___________________________________________________________

  Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

___________________________________________________________

MECHANICAL TECHNOLOGY INCORPORATED

431 NEW KARNER ROAD

ALBANY, NEW YORK 12205

______, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Mechanical Technology Incorporated, a New York corporation, to be held on Monday, June 18, 2007 at 10:00 a.m., local time, at Company headquarters, 431 New Karner Road, Albany, New York 12205.

The Annual Meeting has been called for the purpose of (i) electing three Directors, for three-year terms, (ii) approving an amendment to the Company's restated certificate of incorporation, as amended, to authorize 30,000,000 shares of preferred stock, (iii) approving an amendment to the Company's by-laws to provide for uncertificated shares to be listed on a Direct Registration System, (iv) approving an amendment to the Company's by-laws to clarify the treatment of abstentions and broker non-votes on certain matters requiring stockholder approval, and (v) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 16, 2007 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote FOR the election of the three nominees as Directors of the Company, FOR the approval of the amendment to the Company's certificate of incorporation to authorize 30,000,000 shares of preferred stock, FOR the approval of the amendment to the Company's by-laws to provide for uncertificated shares, and FOR the amendment to the Company's by-laws to clarify the treatment of broker non-votes on matters requiring stockholder approval, each described in the accompanying Proxy Statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE NEW YORK BUSINESS CORPORATION LAW.

Sincerely,

Peng K. Lim

Chief Executive Officer

MECHANICAL TECHNOLOGY INCORPORATED

431 NEW KARNER ROAD

ALBANY, NEW YORK 12205

(518) 533-2200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders ("Annual Meeting") of Mechanical Technology Incorporated, a New York corporation (the "Company"), will be held on Monday, June 18, 2007, at 10:00 a.m., local time, at Company Headquarters, 431 New Karner Road, Albany, New York 12205, for the purpose of considering and voting upon:

1. The election of three Directors, to hold office until the Company's 2010 Annual Meeting of Stockholders and until such Directors' successors are duly elected and qualified.

2. The approval of an amendment to the Company's restated certificate of incorporation, as amended, to authorize 30,000,000 shares of preferred stock.

3. The approval of an amendment to the Company's by-laws to provide for uncertificated shares to be listed on a Direct Registration System.

4. The approval of an amendment to the Company's by-laws to clarify the treatment of abstentions and broker non-votes on certain matters requiring stockholder approval.

5. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 16, 2007 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event that there are insufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Cynthia A. Scheuer

Corporate Secretary

Albany, New York

______, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE NEW YORK BUSINESS CORPORATION LAW.

MECHANICAL TECHNOLOGY INCORPORATED

431 NEW KARNER ROAD

ALBANY, NEW YORK 12205

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mechanical Technology Incorporated ("MTI" or the "Company") for use at the 2007 Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held on Monday, June 18, 2007, at 10:00 a.m. local time, and any adjournment thereof, at Company Headquarters, 431 New Karner Road, Albany, New York 12205.

The shares represented by properly completed proxies received prior to the vote will be voted FOR any proposal unless specific instructions to the contrary are given or an abstention from voting is indicated by the stockholder. The following proposals will be voted upon by the stockholders: 1) the election of three Directors; 2) the approval of an amendment to the Company's restated certificate of incorporation, as amended, to authorize 30,000,000 shares of preferred stock; 3) the approval of an amendment to the Company's by-laws to provide for uncertificated shares to be listed on a Direct Registration System; and 4) the approval of an amendment to the Company's by-laws to clarify the treatment of abstentions and broker non-votes on certain matters requiring stockholder approval. The proxy may be revoked any time before it is exercised (see page 14 for more information on revocation of proxies).

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about ______, 2007 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors (the "Board") has fixed the close of business on April 16, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [__________] shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately [____] stockholders of record. However, management believes that a significant number of shares are held by brokers under a "nominee name" and that the number of beneficial stockholders of our Common Stock exceeds [______]. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes is necessary to elect the three nominees as Directors of the Company. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required for approval of Proposals 2, 3 and 4, and the approval of any other actions.

Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to Proposal No. 1, the election of three Directors, votes may be cast in favor of or withheld from each nominee, votes that are withheld will be excluded entirely from the vote and will have no effect on the vote, and broker non-votes and abstentions will have no effect on the outcome of the election of Directors. With respect to Proposals No. 2, 3, and 4 and any other actions, broker non-votes and abstentions will have the effect of votes AGAINST Proposals No. 2, 3 and 4 and any other actions. Votes will be tabulated by inspectors of election appointed in accordance with the applicable provisions of the New York Business Corporation Law.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders who share an address unless the Company has received contrary instructions from a stockholder. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to: Investor Relations Department, Mechanical Technology Incorporated, 431 New Karner Road, Albany, New York 12205; by e-mail: contact@mechtech.com; or by telephone: (518) 533-2200. Any stockholder who would like to receive separate copies of the Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the Company directly at the address or phone number listed above.

Proposal No. 1

ELECTION OF DIRECTORS

The number of directors of the Company is currently six members. At the Annual Meeting, three Directors are to be elected, to hold office until the expiration of his term and until a successor shall be elected and shall qualify. The Directors serve staggered terms.

Listed below are the three Directors nominated for election at the Annual Meeting. The Directors elected at the Annual Meeting will serve a three-year term expiring at the Annual Meeting in 2010.

	Position with		Director
Name	the Company	Age	Since
Steven N. Fischer	Executive Chairman and Director	63	2003
Peng K. Lim	Chief Executive Officer and Director	44	2006
Dr. Walter L. Robb	Director	78	1997

__________________________________

The Board of Directors has nominated Steven N. Fischer, Peng K. Lim and Dr. Walter L. Robb to serve three-year terms, expiring in 2010. Steven N. Fischer and Dr. Walter L. Robb are completing the final year of a three-year term, expiring on June 18, 2007, while Peng K. Lim is completing his initial term expiring on June 18, 2007. Thomas J. Marusak and E. Dennis O'Connor are beginning the third year of a three-year term, expiring in 2008. William P. Phelan is beginning the second year of a three-year term, expiring in 2009.

Vote Required for Approval

The affirmative vote of the plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required to elect the nominated Directors.

The Board of Directors recommends that you vote "FOR" election of the THREE NomineeS listed above as DirectorS of the Company.

Information about Our Directors

Set forth below is certain information regarding the Directors of the Company, including those who have been nominated for election at the Annual Meeting.

Names	Age	Director Since
Terms Expiring 2007
Steven N. Fischer	63	2003
Peng K. Lim	44	2006
Dr. Walter Robb (1) (2)	78	1997

Terms Expiring 2008
Thomas J. Marusak (2)	56	2004
E. Dennis O'Connor (1) (2)	67	1993

Terms Expiring 2009
William P. Phelan (1)	50	2004

______________________________________

      Member of the Audit Committee
      Member of the Governance, Compensation and Nominating Committee

Mr. Fischer, a Director since 2003, became Chairman and Chief Executive Officer on September 1, 2004, and served as Chief Executive Officer of the Company until December 1, 2006, when he became Executive Chairman. Mr. Fischer previously served as Chairman of the Audit Committee from September 12, 2003 through July 29, 2004. Since March 4, 2004, Mr. Fischer has also served as a director of MTI Micro. Mr. Fischer was Chief Executive Officer of UHY Advisors NY, Inc., a New York-based professional services firm, formerly Urbach Kahn and Werlin Advisors Inc., and UKW P.C., a certified public accounting firm, from 1985 to December 2001 and Chairman until July 2004. Mr. Fischer joined Urbach Kahn and Werlin P.C. in 1971. Mr. Fischer holds a J.D. degree from New York University, a B.B.A. degree from the City College of New York and is a Certified Public Accountant.

Mr. Marusak, was appointed to MTI's Board of Directors on December 16, 2004. Since October 31, 2005, Mr. Marusak has also served as a director of MTI Micro. Mr. Marusak has been President of Comfortex Corporation, an internationally recognized manufacturer of window blinds and specialty shades since 1986. He served with New York's Capital Region Center for Economic Growth as Chairman of the Technology Council from June 2001 to July 2004 and Chairman of the Board from July 2004 until December 2005. He has been a Director for the New York State Energy and Development Authority ("NYSERDA") since September 1999. Mr. Marusak also represented the interests of small- and medium- sized manufacturing businesses of New York as a delegate at the White House in 1995. He was previously a member of the Advisory Board of Directors for Key Bank of New York from 1996 through 2004, and served on the Advisory Boards of Dynabil Industries Inc. and Clough Harbour Associates Technology Services Company of Albany from 2000 through 2005. Mr. Marusak received a B.S. in Engineering from Pennsylvania State University, and an M.S. in Engineering from Stanford University.

Mr. Lim, a Director of MTI and MTI Micro since 2006, was appointed President and Chief Executive Officer of MTI Micro on May 8, 2006, and became Chief Executive Officer of MTI on December 1, 2006. Since May 8, 2006, Mr. Lim has also served as a Director of MTI Micro. Mr. Lim served as the President and Chief Executive Officer from May 2001 to July 2005 of Tapwave, Inc., a handheld and entertainment platform company that operated from 2001 to 2005. Mr. Lim served as Vice President, Worldwide Product Development of Palm, Inc., a handheld and wireless computer company, from April 1999 to May 2001. Mr. Lim served as Vice President of Engineering of Fujitsu Personal Systems, a pen-based and wireless computer company and a wholly-owned subsidiary of Fujitsu Limited, from June 1997 to March 1999. From July 1996 to June 1997, Mr. Lim was an Engineering Platform Director for Texas Instruments, a semiconductor company. Mr. Lim holds a Bachelor of Science and a Master of Science in Electrical Engineering from University of Windsor (Ontario, Canada) and a Master of Engineering Management from Northwestern University. Mr. Lim is an alumnus of the Stanford Executive Program for Growing Companies at Stanford University.

Mr. O'Connor, a Director since 1993, is a registered patent attorney, and from 1984 until his retirement in June 2000, was the Director of New Products and Technology for Masco Corporation, a diversified manufacturer of building, home improvement, and other specialty products for the home and family. Since October 31, 2005, Mr. O'Connor has also served as a director of MTI Micro.

Mr. Phelan, CPA, was appointed to MTI's Board of Directors and named Chairman of MTI's Audit Committee on December 16, 2004. Since October 31, 2005, Mr. Phelan has also served as a Director of MTI Micro. Mr. Phelan is the co-founder and CEO of Flatburger Technologies, a software company founded in 2006, which focuses on the development of online commerce for software. Mr. Phelan was a founder and served as Chief Executive Officer of OneMade, Inc., an electronic commerce marketplace technology systems and tools provider, from May 1999 to May 2004. OneMade, Inc. was sold to America Online in May 2003. In addition, Mr. Phelan served as a member of the Board of Directors of Florists' Transworld Delivery, the largest floral services organization in the world, from January 1995 through December 1999, where he was instrumental in reorganizing the company, providing both strategic direction and operational oversight. He has also held numerous executive positions at Fleet Equity Partners, Cowen & Company, and UHY Advisors Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance from Siena College, and an M.S. in Taxation from City College of New York.

Dr. Robb, a Director since 1997, served as Chairman of the Audit Committee from July 29, 2004 to December 16, 2004.  Since October 31, 2005, Dr. Robb has also served as a Director of MTI Micro. Dr. Robb has been President of Vantage Management, Inc., a management consulting company, since 1993.  Prior to that, Dr. Robb was with General Electric Company ("GE") in a number of executive positions. He was Senior Vice President for Corporate Research and Development from 1986 until his retirement on December 31, 1992, directing the GE Research and Development Center, one of the world's largest and most diversified industrial laboratories, while also serving on GE's Corporate Executive Council. He served on the Board of Directors of Plug Power Inc., from 1997 through October 9, 2002, and is a Director of Celgene Corp., an integrated biopharmaceutical company, and a number of privately owned companies.

Proposal No. 2

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFCATE OF INCORPORATION, AS AMENDED, TO AUTHORIZE 30,000,000 SHARES OF PREFERRED STOCK

Our Board has unanimously approved, and recommended to stockholders, an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to authorize 30,000,000 shares of preferred stock, par value $0.01 per share, which may be issued by the Company in the future in series with such rights, preferences and designations as determined by the Board without further stockholder action. If stockholders approve and authorize this amendment, the Company intends to file a Certificate of Amendment to authorize the issuance of 30,000,000 shares of preferred stock promptly following the Annual Meeting to supplement existing authorized capital of seventy-five million (75,000,000) shares of Common Stock. The amendment will become effective upon filing the prescribed Certificate of Amendment with the New York Secretary of State. The full text of the proposed amendment is set forth in the proposed Certificate of Amendment of Certificate of Incorporation which is included herein as Appendix "A."

Purpose and Effects of Amendment

Our Certificate of Incorporation does not authorize us to issue preferred stock. As we continue to grow and execute our business plan, we expect that we will need to raise additional capital. The Board believes that the availability of authorized and undesignated preferred stock will provide us with a capital structure better suited to meet our short and long-term capital needs. The Board believes it is advisable and in the best interest of the Company to authorize the issuance of preferred stock for the principal reason of providing greater flexibility in financing our continued operations.

The proposed amendment grants the Board the authority to issue shares of preferred stock in series with such rights (including voting, dividends and conversion), preferences and designations as it deems necessary or advisable without any action by the Company's stockholders. This is commonly referred to as "blank check" preferred stock ("Blank Check Preferred"), which is available to and utilized by many corporations to satisfy their continuing capital requirements. The Blank Check Preferred would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board from time to time.

Having the authority to create equity instruments with any number of provisions will provide us with the greatest possible flexibility in financing the future operations of the Company. For example, the availability of Blank Check Preferred will permit the Board to negotiate the precise terms of an equity investment by simply creating a new series of preferred stock without incurring the cost and delay of obtaining stockholder approval, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which our securities are then trading or quoted. This flexibility will permit us to take advantage of market conditions as they occur and put us in a better position to effectively negotiate with and satisfy the precise financial criteria of any investor in a timely manner.

The availability of undesignated preferred stock may have certain negative effects on the rights of the Company's common stockholders. The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such Blank Check Preferred. The proposed amendment will permit the Board, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, the Company will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of Common Stock.

In addition, preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to our stockholders. This could include discouraging bids for the Company even if such bid represents a premium over the Company's then existing trading price and thereby prevent stockholders from receiving the maximum value for their shares.

Although the Company may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, the Company currently has no binding agreements or commitments with respect to the issuance of the Blank Check Preferred.

Currently, the Company has authorized capital of 75,000,000 shares all of which are designated as Common Stock. If this Proposal is approved, in addition to 75,000,000 shares of Common Stock there will be authorized for issuance 30,000,000 Shares of Preferred Stock, which increases the total authorized capital from 75,000,000 to 105,000,000 shares. As of the close of business on April 16,

2007, [__] shares of Common Stock were validly issued, including [_] shares of Common Stock outstanding and [__] shares of Common Stock held by the Company in treasury.

If this Proposal No. 2 is approved, Article 4 of the Certificate of Incorporation will be amended to read in its entirety as follows:

"Article 4. The aggregate number of shares which the Corporation shall have the authority to issue is one hundred-five million (105,000,000) shares of which seventy-five million (75,000,000) shares, par value of $0.01 per share, shall be of a class designated "Common Stock" and of which thirty million (30,000,000) shares, par value of $0.01 per share, shall be designated "Preferred Stock."

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to establish and designate series of the Preferred Stock and to fix number of shares and the relative rights, preferences and limitations as between series, including (but not in limitation of the powers herein conferred on the Board of Directors and by the Business Corporation Law of New York) to establish, designate and fix with respect to each series of Preferred Stock:

(1) The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of shares of such series then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;

(2) The rate or amount and times at which, and the preference and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or non-cumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or non-participating after the payment of dividends as to which such shares are entitled to any preference;

(3) The rights and preferences, if any, of the holders of shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or non-participating after the satisfaction of any such rights and preferences;

(4) The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

(5) The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the holders of shares of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

(6) The rights, if any, of holders of shares of such series and/or of the Corporation to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

(7) The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, common stock or any other class or shares ranking junior, either as to dividends or upon liquidation, to the shares of such series;

(8) The conditions or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

(9) Any other relative rights, preferences and limitations of shares of such series; in each case, so far as not inconsistent with the provisions of this Restated Certificate of Incorporation, as amended, or the Business Corporation Law of New York as then in effect. All shares of preferred stock shall be identical and of equal rank except in respect to the particulars that may be fixed by the Board of Directors as provided above, and all shares of each series of preferred stock shall be identical and of equal rank except in respect to the particulars that may be fixed by the Board of Directors as provided above."

If this proposal No. 2 is approved, the Company's By-Laws also will be amended to reflect in certain provisions the addition of Preferred Stock.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve an amendment to our Certificate of Incorporation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE 30,000,000 SHARES OF PREFERRED STOCK AS DESCRIBED IN THIS PROPOSAL NO. 2.

APPROVAL OF AMENDMENTS TO BY-LAWS

Our Board has unanimously approved, and recommended to stockholders, the Company's By-Laws be amended and restated. If stockholders approve and authorize the following proposed amendments, the Company intends to amend and restate the By-Laws as soon as practicable after the Annual Meeting. The two proposed amendments to the By-Laws are described in Proposals No. 3 and 4, which contain the full text of each proposed amendment. Approval of each proposed amendment is not conditioned on the approval of the other proposed amendment.

Proposal No. 3

APPROVAL OF AN AMENDMENT TO THE BY-LAWS TO PROVIDE FOR UNCERTIFICATED SHARES

The Securities and Exchange Commission ("SEC") approved regulations that allow for securities to be listed on a Direct Registration System ("DRS"). In addition, NASDAQ has adopted new rules that require NASDAQ-listed securities to be eligible for a "Direct Registration Program" by January 1, 2008 for companies listed on NASDAQ before January 1, 2007. As our current By-Laws provide only for certificated shares, the Board recommends the By-Laws be adopted to allow the Board also to provide for the Company's shares to be issued as uncertificated and eligible for DRS.

DRS provides for electronic direct registration of eligible securities in an investor's name on the books of the transfer agent or issuer and allows shares to be transferred between a transfer agent and broker without requiring physical share certificates to be transferred. For securities to be eligible, an issuer is required to use a transfer agent that meets the Depository Trust Company ("DTC") requirements for direct registered securities. Further, the transfer agent must instruct DTC to designate the company's securities as "direct registered eligible securities." The benefits of DRS to issuers include elimination of the cost of printing stock certificates and improving services for registered stockholders. The benefits to investors include avoiding the risk that certificates will be misplaced or stolen and the ability to transfer securities without risks or delays associated with mailing share certificates to the transfer agent.

Neither the new rules nor the By-Law amendment proposed herein relating to establishing the Company's shares as eligible for DRS require issuers to eliminate physical stock certificates. Although the Company has not currently determined when it will begin to participate in DRS, the Company will consider this issue from time to time and the Board may choose to participate in DRS in the future if the proposed By-Law amendment is approved. If the Company should issue uncertificated shares, then the By-Laws shall continue to provide that a stockholder shall receive a physical certificate of stock upon written request.

Currently, Article 5 of the By-Laws states that certificates of stock shall be issued to each stockholder certifying the number of shares owned in the Company. If this Proposal is approved, Article 5, Section 1 shall be amended to read:

"Section 1. Certificates of Stock. The Board of Directors may provide that some or all of any or all classes and series of the Corporation's stock may be certificated or uncertificated. Certificates of stock, signed by the Chairman of the Board of Directors, if he be elected, Chief Executive Officer, President or Vice-President, and the Chief Financial Officer or an Assistant Treasurer, or Secretary or an Assistant Secretary, may be issued to each stockholder certifying the number of shares owned by him in the corporation. Any of or all the signatures may be facsimiles. If shares are uncertificated, a stockholder shall receive a physical certificate of stock only upon written request."

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve an amendment to the By-Laws.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF UNCERTIFICATED SHARES AND ELIGIBILITY FOR THE DIRECT REGISTRATION SYSTEM AS DESCRIBED IN THIS PROPOSAL NO. 3.

Proposal No. 4

APPROVAL OF AN AMENDMENT TO THE BY-LAWS TO CLARIFY THE TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES ON CERTAIN MATTERS REQUIRING STOCKHOLDER APPROVAL

Under the laws of New York, the Company's state of incorporation, "votes cast" at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. In order to clarify the treatment of abstentions and broker non-votes under our By-Laws, the addition of this "votes cast" standard is recommended in the existing Section 3 on Voting under Article 2.

Our By-Laws currently provide that (1) all elections for directors shall be decided by plurality vote and (2) all other questions shall be decided by majority vote of those stockholders present in person or by proxy except as otherwise provided by the Certificate of Incorporation or the laws of the State of New York. The proposed amendment to the By-Laws would change clause (2) to provide that "all other questions shall be decided by majority vote of those stockholders present in person or by proxy and voting either affirmatively or negatively except as otherwise provided by the Certificate of Incorporation or the laws of the State of New York". This change will conform our By-Laws to a "votes cast" standard and will bring the Company's By-Laws in line with those of many other public companies.

Our current By-Law provision could be interpreted as giving negative weight to abstentions and broker non-votes when, in fact, neither abstentions nor broker non-votes represent actual votes cast on any particular matter. As referenced elsewhere in this Proxy Statement, "broker non-votes" are shares represented at a meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares. Since our current By-Law provision for approval of matters other than the election of directors looks to stockholders present at a meeting, a literal reading of this provision is that an abstention or broker non-vote is present at the meeting even though not voted. As a result, it could be viewed that the actual number of votes cast to approve certain matters would be more than a majority of the votes present at the meeting and voting on the matter. In the past, the Company has incurred expenses related to the use of proxy solicitation firms in part because of this lack of clarity regarding the treatment of abstentions and broker non-votes. The proposed amendment will clarify that only votes actually cast, either affirmatively or negatively, will be counted on such matters.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve an amendment to the By-Laws.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CLARIFICATION IN THE VOTING LANGUAGE OF THE BY-LAWS AS DESCRIBED IN THIS PROPOSAL NO. 4.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors held thirteen meetings during 2006. All directors attended at least 80% of all of the Board and Committee meetings that they were eligible to attend during 2006. The Board has no formal policy regarding attendance at the Annual Meeting; however, Directors are encouraged but not required to attend Annual Meetings of the Company's stockholders. All Directors of the Company as of the date of the 2006 Annual Meeting of Stockholders attended the meeting. The Board of Directors has established an Audit Committee and a Governance, Compensation and Nominating Committee.

Audit Committee

The Audit Committee currently consists of Mr. Phelan (Chairman), Mr. O'Connor and Dr. Robb. The Board has determined that the current members of the Audit Committee are independent directors under the NASDAQ audit committee structure and membership requirements.

The Audit Committee met five times during 2006, and each member attended all of the meetings during the period in which such person served on the Audit Committee, except for Mr. Phelan who missed one meeting. The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee, which was adopted by the Board of Directors of the Company. The Committee, among other matters, is responsible for the annual appointment of independent registered public accountants as the auditors of the Company, and reviews the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities. The Audit Committee also reviews the Company's accounting policies, control systems and compliance activities and reviews the charter of the Audit Committee. The Audit Committee charter is published in the Investor Relations/Corporate Governance Section of the Company's website at www.mechtech.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the "Committee") is currently composed of three directors, each of whom is an "independent director" as defined under Rule 4200 (a)(15) of the NASDAQ Stock Market Inc. Marketplace Rules and the applicable rules of the Securities and Exchange Commission ("SEC"). In addition, the Board has made a determination that Mr. Phelan qualifies as an "audit committee financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Phelan's designation by the Board as an "audit committee financial expert" is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

In accordance with the Committee's charter, which is available on our website at www.mechtech.com, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company's independent registered public accountants, PricewaterhouseCoopers LLP ("PwC"), report directly to the Committee and are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for auditing management's assessment of the Company's internal controls over financial reporting and for issuing separate reports thereon. In addition, PwC will express its own opinion on the effectiveness of the Company's internal control over financial reporting. The Committee, among other matters, is responsible for appointing the Company's independent registered public accountants, evaluating such independent registered public accountants' qualifications, independence and performance, determining the compensation for such independent auditor, and pre-approval of all audit and non-audit services. Additionally, the Committee is responsible for oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements including the work of the independent auditor. The Committee reports to the Board of Directors with regard to:

- the scope of the annual audit;

- fees to be paid to the independent registered public accountants;

- the performance of our independent registered public accountants;

- compliance with accounting and financial policies and financial statement presentation; and

- our procedures and policies relative to the adequacy of internal accounting controls.

The Committee reviewed and discussed with management of the Company and PwC the Company's 2006 quarterly consolidated financial statements and 2006 annual consolidated financial statements, including, management's assessment of the effectiveness of the Company's internal control over financial reporting and PwC's evaluation of the Company's internal control over financial reporting. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Additionally, the Committee has discussed with PwC any matters required to be discussed under Statement on Auditing Standards No. 61 Communication with Audit Committees, which include, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements. The Committee has also discussed the critical accounting policies used in the preparation of the Company's annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that PwC discussed with management, the ramifications of using such alternative treatments and other written communications between PwC and management.

PwC has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and the Committee discussed with PwC that firm's independence. The Committee has also concluded that PwC's performance of non-audit services is compatible with PwC's independence.

The Committee also discussed with PwC their overall scope and plans for their audit and has met with PwC, with and without management present, to discuss the results of their audit, the evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting. The Committee also discussed with PwC whether there were any audit problems or difficulties, and management's response.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. This report is provided by the following independent directors, who constitute the Committee.

Audit Committee:

Mr. William P. Phelan (Chairman)

Mr. E. Dennis O'Connor

Dr. Walter L. Robb

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from stockholders.

Accounting Fees

Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2006 and 2005 are as follows(1):

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005
Audit Fees	$ 377,923	$ 270,770
Audit Related Fees	-	-
Tax Fees	48,970	28,840
All Other Fees	-	-
Total	$ 426,893	$ 299,610

______________________________________

(1) The aggregate fees included in Audit are fees billed for the fiscal periods for the audit of the Company's annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal periods.

Audit Fees

The Audit Fees billed for the fiscal years ended December 31, 2006 and 2005, respectively, were for professional services rendered for the audits of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in From 10-Q, implementation of FAS 123R in 2006, assistance with the Company's prospectus and prospectus supplement, audit of the Company's 401(k) plan and financial statements included in Form 11-K, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

Audit Related Fees

The Audit Related Fees billed during the fiscal years ended December 31, 2006 and 2005, respectively, were for assurance and related services related to consultations concerning financial accounting and reporting standards. There were no fees billed for audit related services in 2006 or 2005.

Tax Fees

The Tax Fees billed during the fiscal years ended December 31, 2006 and 2005, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refunds; and tax planning and tax advice, including assistance with and representation in tax audits and advice related to proposed transactions.

All Other Fees

None.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors' independence, and has concluded that it is.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Section 202(a) of the Sarbanes-Oxley Act, the Audit Committee has adopted the following policies and procedures under which frequently utilized audit and non-audit services are pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to a single committee member or executive officer.

A. Annual audit, quarterly review and annual tax return services will be pre-approved upon review and acceptance of the tax and audit engagement letters submitted by the independent registered public accountants to the Audit Committee.

B. Additional audit and non-audit services related to the resolution of accounting issues or the adoption of new accounting standards, audits by tax authorities or reviews of public filings by the Securities and Exchange Commission must be pre-approved by the Audit Committee and the authority to authorize the independent auditor to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

C. Additional audit and non-audit services related to tax savings strategies, tax issues arising during the preparation of tax returns, tax estimates and tax code interpretations must be pre-approved by the Audit Committee and the authority to authorize the independent auditor to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

D. Additional audit and non-audit services related to the tax and accounting treatments of proposed business transactions must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

E. Quarterly and annually, a detailed analysis of audit and non-audit services will be provided to and reviewed with the Audit Committee.

All of the 2006 services described under the captions "Audit Fees," "Audit Related Fees," and "Tax Fees" were approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

In early 2007, the Company formalized the process by which it reviews and approves transactions in which the Company and/or one or more related persons (as defined by Item 404 of Regulation S-K of the Securities Exchange Act of 1934) participate ("related person transactions"). Although the Company has always had procedures in place, including its Ethics Policy, conflict of interest policies outlined in its Employee Handbook and use of director and officer questionnaires administered by its Chief Financial Officer, to identify for evaluation by the Board and top management such related person transactions, the Company has strengthened these procedures. In addition, the Company adopted a written policy requiring that all related person transactions, as defined by its policy, be reported to the Company's Chief Financial Officer and approved or ratified by the Governance, Compensation and Nominating Committee of the Board of Directors. In completing its review of proposed related person transactions, the Governance, Compensation and Nominating Committee considers the aggregate value of the transaction, whether the transaction was undertaken in the ordinary course of business, the nature of the relationships involved, and whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party.

The Company has no related party transactions to report.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC initial reports of ownership of the Company's common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the Company's records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the Company's most recent calendar year.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or a particular Director may send a letter to the Secretary of the Company at 431 New Karner Road, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Code of Ethics

The Company has adopted a Code of Ethics for employees, officers and directors. The Code of Ethics, as revised, was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2005. A copy may be obtained at no charge by written request to the attention of the Secretary of the Company at 431 New Karner Road, Albany, New York 12205. A copy of the Code of Ethics is also available on the Company's website at www.mechtech.com.

EXECUTIVE OFFICERS

The executive officers of the registrant (all of whom serve at the pleasure of the Board of Directors), their ages, and the position or office held by each, are as follows:

Position or Office	Name	Age
Executive Chairman	Steven N. Fischer	63
Chief Executive Officer	Peng K. Lim	44
Vice President, Chief Financial Officer and Secretary	Cynthia A. Scheuer	46
Vice President of Market and Business Development, MTI MicroFuel Cells, Inc.	Juan J. Becerra	46
Vice President and General Manager, MTI Instruments, Inc.	Robert J. Kot	56
Former Chief Operating Officer, MTI MicroFuel Cells, Inc.	Russel H. Marvin	40
Advisor, MTI MicroFuel Cells, Inc.	Dr. William P. Acker	45
Senior Technical Advisor, MTI MicroFuel Cells, Inc.	Dr. Shimshon Gottesfeld	66

______________________________________

Mr. Fischer, a Director since 2003, became Chairman and Chief Executive Officer on September 1, 2004, serving as Chief Executive Officer of the Company until December 1, 2006, when he became Executive Chairman. Mr. Fischer previously served as Chairman of the Audit Committee from September 12, 2003 through July 29, 2004. Since March 4, 2004, Mr. Fischer has also served as a director of MTI Micro. Mr. Fischer was Chief Executive Officer of UHY Advisors NY, Inc., New York-based professional services firm, formerly Urbach Kahn and Werlin Advisors Inc., and UKW P.C., a certified public accounting firm, from 1985 to December 2001 and Chairman until July 2004. Mr. Fischer joined Urbach Kahn and Werlin P.C. in 1971. Mr. Fischer holds a J.D. degree from New York University, a B.B.A. degree from the City College of New York and is a Certified Public Accountant.

Mr. Lim has been a Director for MTI and MTI Micro and President and Chief Executive Officer of MTI Micro since May 8, 2006, becoming Chief Executive Officer of MTI effective December 1, 2006. Mr. Lim served as the President and Chief Executive Officer from May 2001 to July 2005 of Tapwave, Inc., a handheld and entertainment platform company that operated from 2001 to 2005. Mr. Lim served as Vice President, Worldwide Product Development of Palm, Inc., a handheld and wireless computer company, from April 1999 to May 2001. Mr. Lim served as Vice President of Engineering of Fujitsu Personal Systems, a pen-based and wireless computer company and a wholly-owned subsidiary of Fujitsu Limited, from June 1997 to March 1999. From July 1996 to June 1997, Mr. Lim was an Engineering Platform Director for Texas Instruments, a semiconductor company. Mr. Lim holds a Bachelor of Science and a Master of Science in Electrical Engineering from University of Windsor (Ontario, Canada) and a Master of Engineering Management from Northwestern University. Mr. Lim is an alumnus of the Stanford Executive Program for Growing Companies at Stanford University.

Ms. Scheuer was appointed Vice President and Chief Financial Officer of the Company in November 1997, and was elected Secretary on March 10, 2005. Prior to joining the Company, she was a Senior Business Assurance Manager at PricewaterhouseCoopers LLP, where she was employed from 1983 to 1997. From 1989 to 1997, she was a Senior Business Assurance Manager responsible for the planning and delivery of audit and financial consulting services to a diverse group of clients in manufacturing, high technology, retailing and government.

Mr. Becerra joined MTI Micro in May 2001. He is currently responsible for developing the market and business plans for the company including product definition, strategy, alliances, and intellectual property as the Vice President of Market and Business Development. He brought 20 years of technology and product experience and a strong background in leading product development teams to his first position as Vice President of Product Development where he led the development of the novel micro-fuel cell technology platform known as Mobion™. Mr. Becerra spent nearly 10 years with the Xerox Corporation, where he authored many patents and managed High Performance Desktop Printer Programs. As the Manager for this important program, Mr. Becerra was responsible for all elements necessary to mass-produce the ink jet marking platform. He received his B.S. in electrical engineering from the Rochester Institute of Technology and an M.S. in electrical engineering from North Carolina State University. Mr. Becerra is a name author of ten of the company's patent applications.

Mr. Kot was promoted to Vice President of MTI Instruments on March 27, 2007, and has served as General Manager since December 2005, and was formerly its Vice President of Marketing and Sales from late August 2005 to December 2005. Mr. Kot was previously Vice President of Sales for Sierra Monitor Corporation from July 2001 to June 2005, a company with independent business units serving the industrial, building automation and telecommunication industries. Prior to Sierra Monitor, Mr. Kot was a founder and CEO of OnCuity, a software company that marketed advanced alarm management systems for the process controls, building and security markets. Mr. Kot's career spans over 30 years and includes employment with Honeywell, EMC Controls, Azonix and many venture capital backed technology companies focused upon rapid growth within the process, measurement and building automation markets.

Mr. Marvin served as MTI Micro's Chief Operating Officer from March 2006 until March 30, 2007, after serving as the Company's Vice President of Engineering since April 2005. Mr. Marvin was previously a consultant from October 2004 until April 2005 and was Vice President and Chief Technology Officer at Torrington Research Company from April 2000 to October 2004 where he also served as a Director and Company Secretary. His strategic and technical contributions led the company to triple operating margins in four years. Prior to Torrington, Mr. Marvin was Vice President of Engineering at Plug Power from January 1998 to April 2000 where he led a substantial technical team and worked to develop business plan requirements for Plug Power prior to its public offering in 1999. Mr. Marvin was also a Director of Engineering for Axiohm Transaction Solutions, Inc., a Project Leader for Eastman Kodak's Clinical Products Division and Senior Mechanical Engineer for NCR's printer division. Mr. Marvin has authored multiple patents, and holds a B.S. in engineering from Clarkson University and a M.S. in engineering from Rensselaer Polytechnic Institute.

Dr. Acker became Chief Executive Officer of MTI Micro on December 10, 2004 and served as President and Chief Executive Officer of MTI Micro from its founding in 2001 until December 9, 2004. On December 20, 2005, Dr. Acker announced that he would step down from his position with MTI Micro effective upon MTI Micro hiring a new CEO. Upon the hiring of Peng K. Lim in May 2006, Dr. Acker became an Advisor to MTI Micro for a one year period. Dr. Acker continues to serve as a member of the Board of Directors of MTI Micro, serving at the pleasure of the stockholders of MTI Micro, and will serves as the Chairman of the Technology Committee. Dr. Acker also served as President of MTI from June 2000 to October 2002 when he left this position to devote his full attention to MTI Micro. From 1997 to June 2000, Dr. Acker was Vice President of Technology and Product Development at Plug Power Inc., leading the development of the world's first residential PEM fuel cell system. Before his tenure at Plug Power, Dr. Acker joined Texaco in 1990 and served in numerous management positions including Global Manager for Engineering and Product Testing from 1996 to 1997, where he was responsible for the development of energy products and was involved in the formation of Texaco's strategic business direction.

Dr. Gottesfeld became Senior Technical Advisor to MTI Micro in May 2006, and will serve in this capacity until his retirement in November 2007. Dr. Gottesfeld was Vice President and Chief Technology Officer of MTI Micro from December 2000 until May 2006. Prior to this appointment, Dr. Gottesfeld led the Fuel Cell Research Program at The Los Alamos National Laboratory ("LANL") for more than 15 years and had earlier affiliations with Brookhaven and Bell Laboratories. Dr. Gottesfeld's work has been in electrochemistry, electrocatalysis and electrochemical power sources, a field in which he holds numerous patents and has published extensively. He has served as an officer and chairman of the Physical Electrochemistry Division of the Electrochemical Society, and is a Fellow of the Society. He remains a Laboratory Fellow at LANL. Dr. Gottesfeld received his Ph.D. from the Technion, Israel Institute of Technology.

Subject to any terms of any employment agreement with the Company (as further described in the Proxy Statement), each of the executive officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE Compensation

[To be included in definitive proxy statement]

Director Compensation

[To be included in definitive proxy statement]

EQUITY COMPENSATION PLAN INFORMATION

[To be included in definitive proxy statement]

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of Mechanical Technology Incorporated Common Stock as of February 28, 2007 for:

- all persons known by us to own beneficially 5% or more of our Common Stock;

- each of our directors;

- the executive officers listed in the Summary Compensation Table; and

- all such directors and executive officers as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representatives of such stockholders.

	Shares Beneficially Owned ____________________________________________
Name and Address(1) of Beneficial Owner	Number(2)		Percent of Class
Heights Capital Management, Inc.	2,146,665		5.64%
Dr. William P. Acker	484,881	3	1.26
Juan J. Becerra	118,750	4	*
Steven N. Fischer	542,833	5	1.42
Dr. Shimshon Gottesfeld	168,816	6	*
Robert J. Kot	6,250	7	*
Peng K. Lim	233,437	8	*
Thomas J. Marusak	76,167	9	*
Russel H. Marvin	97,299	10	*
E. Dennis O'Connor	409,083	11	1.07
William P. Phelan	87,500	12	*
Dr. Walter L. Robb	515,133	13	1.34
Cynthia A. Scheuer	276,249	14	*
All present directors and officers as a group (9 persons)	2,265,402	15	5.71

*Percentage is less than 1% of the outstanding Common Stock.

1 Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder. The address of Heights Capital Management is 101 California Street, Suite 3250, San Francisco, CA 94111. The address of all other listed stockholders is c/o Mechanical Technology Incorporated, 431 New Karner Road, Albany, New York 12205.

2 The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 28, 2007, through the exercise of any warrant, stock option or other right. The inclusion in this schedule of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such person, which are exercisable within 60 days of February 28, 2007, but excludes shares of Common Stock underlying options held by any other person. Percentage of beneficial ownership is based on 38,043,942 shares of Common Stock outstanding as of February 28, 2007.

3 Includes options for 428,881 shares, which are exercisable within 60 days of February 28, 2007.

4 Includes options for 118,750 shares, which are exercisable within 60 days of February 28, 2007.

5 Includes options for 347,833 shares, which are exercisable within 60 days of February 28, 2007 and 10,000 shares owned by Mr. Fischer's wife. Mr. Fischer disclaims beneficial ownership of such shares.

6 Includes options for 126,236 shares, which are exercisable within 60 days of February 28, 2007, and 16,500 shares owned by Dr. Gottesfeld's wife. Dr. Gottesfeld disclaims beneficial ownership of such shares.

7 Includes options for 6,250 shares, which are exercisable within 60 days of February 28, 2007.

8 Includes options for 223,437 shares, which are exercisable within 60 days of February 28, 2007.

9 Includes options for 69,167 shares, which are exercisable within 60 days of February 28, 2007.

10 Includes options for 95,499 shares, which are exercisable within 60 days of February 28, 2007 and 1,800 shares owned by Mr. Marvin's immediate family. Mr. Marvin disclaims beneficial ownership of such shares.

11 Includes options for 267,583 shares, which are exercisable within 60 days of February 28, 2007.

12 Includes options for 87,500 shares, which are exercisable within 60 days of February 28, 2007.

13 Includes options for 261,833 shares, which are exercisable as of February 28, 2007.

14 Includes options for 237,499 shares, which are exercisable within 60 days of February 28, 2007.

15 Includes options for 1,619,852 shares, which are exercisable within 60 days of February 28, 2007.

ANNUAL REPORT TO STOCKHOLDERS

The Company's Annual Report to Stockholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended, as filed with the Securities and Exchange Commission, may be obtained by addressing a written request to the Investor Relations Department at the Company's corporate headquarters, 431 New Karner Road, Albany, New York 12205.

Solicitation of Proxies

The cost of solicitation of Proxies will be borne by the Company. In addition to the solicitation of Proxies by mail, officers and employees of the Company may solicit Proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending Proxies and proxy material to beneficial owners.

Revocation of Proxies

Subject to the terms and conditions set forth herein, all Proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless at or prior to the Annual Meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The notice of revocation must indicate the certificate number and numbers of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

STOCKHOLDER PROPOSALS

The Company did not receive any stockholder proposals for inclusion in this Proxy Statement.

In order to be included in Proxy material for the 2008 Annual Meeting of Stockholders, stockholders' proposed resolutions must be received by the Company at its offices, 431 New Karner Road, Albany, New York 12205 on or before December 24, 2007. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

If a stockholder of the Company wishes to present a proposal before the 2008 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 9, 2008.

If a stockholder fails to provide timely notice of a proposal to be presented at the 2008 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

OTHER MATTERS

Management does not know of any matters which will be brought before the meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the persons voting them.

By Order of the Board of Directors

Cynthia A. Scheuer
Secretary

Albany, New York

______, 2007

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF
MECHANICAL TECHNOLOGY INCORPORATED

Under Section 807 of the Business Corporation Law of the State of New York

Mechanical Technology Incorporated (hereinafter, the "Company"), organized and existing under and by virtue of the Business Corporation Law of the State of New York, does hereby certify as follows:

The Board of Directors of the Company has approved, subject to the approval by the stockholders, an amendment to the Certificate of Incorporation of the Company. The stockholders of the Company duly approved said proposed Certificate of Amendment at the Annual Meeting of Stockholders held on [_____ __], 2007. Article 4 of the Certificate of Incorporation hereby is deleted and is replaced in its entirety as follows:

"Article 4. The aggregate number of shares which the Corporation shall have the authority to issue is one hundred-five million (105,000,000) shares of which seventy-five million (75,000,000) shares, par value of $0.01 per share, shall be of a class designated "Common Stock" and of which thirty million (30,000,000) shares, par value of $0.01 per share, shall be designated "Preferred Stock."

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to establish and designate series of the Preferred Stock and to fix number of shares and the relative rights, preferences and limitations as between series, including (but not in limitation of the powers herein conferred on the Board of Directors and by the Business Corporation Law of New York) to establish, designate and fix with respect to each series of Preferred Stock:

  The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of shares of such series then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;
  The rate or amount and times at which, and the preference and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or non-cumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or non-participating after the payment of dividends as to which such shares are entitled to any preference;
  The rights and preferences, if any, of the holders of shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or non-participating after the satisfaction of any such rights and preferences;
  The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;
  The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the holders of shares of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;
  The rights, if any, of holders of shares of such series and/or of the Corporation to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;
  The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, common stock or any other class or shares ranking junior, either as to dividends or upon liquidation, to the shares of such series;
  The conditions or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and
  Any other relative rights, preferences and limitations of shares of such series; in each case, so far as not inconsistent with the provisions of this Restated Certificate of Incorporation, as amended, or the Business Corporation Law of New York as then in effect. All shares of preferred stock shall be identical and of equal rank except in respect to the particulars that may be fixed by the Board of Directors as provided above, and all shares of each series of preferred stock shall be identical and of equal rank except in respect to the particulars that may be fixed by the Board of Directors as provided above."

In Witness Whereof, the Company has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its Chief Executive Officer this [__] day of [___], 2007.

MECHANICAL TECHNOLOGY INCORPORATED

By: ___________________________________

Name:

Title:

Appendix B - Proxy Card

MECHANICAL TECHNOLOGY INCORPORATED

431 New Karner Road, Albany, New York 12205

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes any proxy heretofore given to vote such shares, and hereby ratifies and confirms all that said proxies may do by virtue hereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE STOCKHOLDER. IF AUTHORITY TO VOTE FOR ITEM 1, ELECTION OF DIRECTORS, IS NOT SPECIFICALLY WITHHELD, THE PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN THE PROXY STATEMENT. IF NO CHOICE IS SPECIFIED WITH RESPECT TO ITEMS 2, 3 & 4, THE PROXY WILL BE VOTED FOR THIS PROPOSAL.

The undersigned hereby appoints Peng K. Lim and Cynthia A. Scheuer, or either of them, as proxies to vote all the stock of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of the Stockholders of Mechanical Technology Incorporated, to be held at Company Headquarters, 431 New Karner Road, Albany, New York 12205 at 10:00 a.m. on Monday, June 18, 2007, or any adjournment thereof, as follows:

  ELECTION OF DIRECTORS:

FOR THE THREE NOMINEES LISTED BELOW	_____	WITHHOLD AUTHORITY	____
(except as marked to the contrary below)		(to vote for all nominees listed below)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Three Year Term
Steven N. Fischer	Peng K. Lim	Dr. Walter L. Robb

______________________________________

2. APPROVAL OF THE amendment to the Company's restated certificate of incorporation, as amended, to authorize 30,000,000 shares of preferred stock.

FOR	_____	AGAINST	_____	ABSTAIN	_____

______________________________________

3. APPROVAL OF THE amendment to the Company's by-laws to provide for uncertificated shares to be listed on a Direct Registration System.

FOR	_____	AGAINST	_____	ABSTAIN	_____

______________________________________

4. APPROVAL OF THE amendment to the Company's by-laws to clarify the treatment of abstentions and broker non-votes on certain matters requiring stockholder approval.

FOR	_____	AGAINST	_____	ABSTAIN	_____

______________________________________

IN THEIR DISCRETION, UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS.

Date, 2007

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ATTENDANCE AT MEETING: NO _____ YES _____ NUMBER ATTENDING _____	Please provide Social Security Number or Tax Identification Number